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                                                                 Exhibit 10.3(b)

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         Amendment No. 1 to Employment Agreement, dated as of December 20, 2002, by and between Interactive Systems Worldwide Inc. (f/k/a International Sports Wagering Inc.), a Delaware corporation (the "Corporation") and Barry Mindes (the "Employee").

         WHEREAS, the parties entered into an Employment Agreement dated as of March 17, 2000 (the "Agreement"); and

         WHEREAS, the parties desire to extend the term of the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follow:

(a) The reference to December 31, 2002 in the first sentence of Section 3.1 of the Agreement is amended and shall hereby be deemed a reference to December 31, 2003.

(b) Except as herein specifically set forth, the Agreement shall continue in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                                                     INTERACTIVE SYSTEMS
                                                     WORLDWIDE INC.



                                                     By:/s/ Bernard Albanese
                                                        -----------------------
                                                     Name:Bernard Albanese
                                                     Title:President



                                                        /s/ Barry Mindes
                                                        -----------------------
                                                        Barry Mindes